                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) April 29, 2002


                                   ESNI, INC.
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             (Exact name of registrant as specified in its charter)


               Delaware             0-2401              06-0625999
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           (State or other        (Commission         (IRS Employer
           jurisdiction of        File Number)       Identification No.)
           incorporation)



35 Nutmeg Drive, Trumbull, Connecticut                             06611
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(Address of principal executive offices)                         (Zip Code)


                                 (203) 601-3000

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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

ITEM 2. DISPOSITION OF ASSETS.

      On February 13, 2002, E-Sync Networks, Inc., a Delaware corporation (the "Company"), closed the transactions contemplated by that certain Contribution Agreement (the "Agreement"), dated as of August 6, 2001, by and among the Company, CRC, Inc., a New York corporation ("CRC"), and E-Sync Networks, LLC, a Delaware limited liability company (the "JV"), as further described in the Company's Proxy Statement, dated September 21, 2001. The Company's stockholders approved the transaction at its annual meeting held on October 15, 2001.

      Pursuant to the Agreement, upon the closing the Company contributed substantially all of its assets and business (the "ESNI Contributed Assets") to the JV and CRC contributed the economic benefits of certain business substantially equal in revenues to the ESNI Contributed Assets to the JV. In addition to the consideration set forth above, CRC made a loan commitment to the Company of $2 million in the aggregate. As additional consideration for closing the transactions described above, the Company granted a warrant to acquire up to 2,526,942 shares of its common stock, par value $0.01 per share (the "Common Stock"), the exercise price for which is equal to $0.122 per share (75% of the average closing price of the Company's common stock during the 60 consecutive trading days ending on the second trading day preceding the closing date). The Company granted CRC registration rights in connection with the issuance of the warrant.

       As a result of the consummation of the transaction, the Company owns a 51% equity interest in the JV and CRC holds a 49% equity interest in the JV. In accordance with the terms of the Agreement, the Company changed its name on February 14, 2002 to ESNI, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b) Pro Forma Financial Information

The following pro forma balance sheet reflects the effect of the transaction described in Item 2 above as if it had occurred on December 31, 2001 and the following pro forma income statement reflects the effect of the transaction as if it occurred at the beginning of 2001. These unaudited pro forma financial statements should be read in conjunction with the Company's historical financial statements (and notes thereto), and accompanying Management's Discussion and Analysis for the year ended December 31, 2001 contained in the Company's Annual Report on Form 10KSB filed with the Securities and Exchange Commission on April 16, 2002.

The Company contributed substantially all of its assets and business to the JV in exchange for what initially was a 51% membership interest in the JV. The Company's and CRC's respective interests in the JV are held, and the JV's operations are managed, pursuant to the terms of an Operating Agreement. An affiliate of CRC is the general manager of the JV and has substantial control rights over the financial and operating decisions of the JV. Subject to limited rights of the Company to veto certain transactions or remove the general manager under very narrowly defined circumstances, the Company does not have control over the direction that the JV takes, or any right to remove the general manager. Removal of the CRC affiliate as the general manager requires the unanimous approval of all members of the JV and will require the immediate repayment of any debt owing by the Company to CRC (including borrowings outstanding under the $2 million credit facility). Accordingly, the Company believes that the substantive rights of the minority investor, CRC, are sufficient to preclude the consolidation of the JV by the Company for accounting purposes. The Company will account for the investment in the JV using the equity method of accounting.

The pro forma balance sheet adjustments reflect (i) the removal of the net assets contributed to the JV from the Company's balance sheet, replaced with an investment in the JV and (ii) the issuance of notes payable and common stock warrant to CRC.


                                                                            PRO FORMA ADJUSTMENTS
                                                                            ---------------------

                                                       AS REPORTED                              NOTES PAYABLE/      PRO FORMA
                                                        DECEMBER 31,    JV CONTRIBUTION        WARRANT PROCEEDS    DECEMBER 31,
                                                          2001               (1)                    (2)              2001
                                                        -----------     -------------          ----------------    ------------
                                                                                     (in thousands)
ASSETS

CURRENT ASSETS

Cash                                                    $    604            $    (125)              $    650         $  1,129
Accounts Receivable, net                                   1,140                                                        1,140
Other Current                                                 38                                          (8)              30
                                                        --------            ---------               --------         --------

TOTAL CURRENT ASSETS                                       1,782                 (133)                   650            2,299

Equipment, Net                                             2,767               (2,767)                                     --
Investment in Unconsolidated Joint Venture                     *                2,498                                   2,498
Other Assets                                                 223                                                          223
                                                        --------            ---------               --------         --------

TOTAL ASSETS                                            $  4,772            $    (402)              $    650         $  5,020
                                                        ========            =========               ========         ========

LIABILITIES AND
 SHAREHOLDERS' EQUITY

Notes Payable                                           $  2,686            $      --               $     46         $  2,732
Current Obligation Under Capital Leases
                                                              37                                                           37
Accounts Payable and Accrued Expenses                      3,811                                         (32)           3,445
                                                                                                                         (334)

Medical benefits obligation, current portion                  38                                                           38
Deferred Income
                                                              68                  (68)                                     --

                                                        --------            ---------               --------         --------
TOTAL CURRENT LIABILITIES                                  6,640                 (402)                    14            6,252

LONG TERM LIABILITIES

Notes Payable - long term                                                                                298              298

Medical benefits obligation less current portion             199                                                          199
                                                        --------            ---------               --------         --------

TOTAL LIABILITIES

                                                           6,839                 (402)                   312            6,749

Common Stock                                                  87                                                           87

Preferred Stock - Series A

                                                              10                                                           10
Preferred Stock - Series B

                                                              21                                                           21
Paid in Capital                                           29,070                                         338           29,408
Accumulated Deficit                                      (30,039)                                                     (30,039)
Less Treasury Stock                                       (1,216)                                                      (1,216)
                                                        --------            ---------               --------         --------

TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                      (2,067)                  --                    338           (1,729)
                                                        --------            ---------               --------         --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $  4,772            $    (402)              $    650         $  5,020
                                                        ========            =========               ========         ========


1. These pro forma adjustments reflect historical net assets and related liabilities used by the Company's professional services and managed services division. The assets transferred include primarily equipment and related lease obligation, the Company's lease of its facility and related security deposit and certain deferred items. The historical value of the assets to be removed is an offset by the investment in the JV.

2. These pro forma adjustments reflect the total proceeds received by the Company from CRC. The proceeds are allocated between notes payable and shareholders equity. The value assigned to the warrant was calculated using the Black-Scholes pricing model. The value of the warrant is recorded as a reduction in notes payable, with a corresponding increase in additional paid in capital. The reduction in notes payable will be amortized to interest expense over the term of the note.

The pro forma income statement adjustments reflect the removal of the operating results related to the net assets contributed to the JV, replaced with the Company's share of the JV's operating results as a loss from unconsolidated subsidiary.

                                          AS REPORTED FOR THE    PROFORMA ADJUSTMENTS
                                          YEAR ENDED DECEMBER    YEAR ENDED DECEMBER         PROFORMA FOR THE
                                               31, 2001                  (3)                   31, 2001
                                          -------------------------------------------------------------------
                                                                            ($000)
REVENUES:
     Managed services                            4,227                    (4,227)                   --
     Professional services                       4,307                    (4,307)                   --
                                                ------                    ------                ------
        Total revenues                           8,534                    (8,534)                   --

COST OF SALES:
     Managed services                            4,343                    (4,343)                   --
     Professional services                       3,542                    (3,542)                   --
                                                ------                    ------                ------
        Total cost of sales                      7,885                    (7,885)                   --

GROSS MARGIN:
     Managed services                             (116)                      116                    --
     Professional services                         765                      (765)                   --
                                                ------                    ------                ------
        Total gross margin                         649                      (649)                   --

Income (Loss) from

     unconsolidated subsidiary                                            (1,125)               (1,125)

OPERATING EXPENSES:
     Sales and marketing                         1,212                    (1,212)                   --
     General and administrative                  3,126                    (2,716)                  410
     Product development                           353                      (353)                   --
     Non-cash compensation                         418                      (418)                   --
                                                ------                    ------                ------
        Total operating expenses                 3,126                    (2,716)                  410

     Loss from operations                       (2,477)                      942                (1,535)
                                                ------                    ------                ------

OTHER INCOME (EXPENSE):
     Other expense, net                            (31)                                            (31)
     Interest expense                             (464)                     (122)                 (586)
     Interest income                                19                                              19
                                                ------                    ------                ------
        Total other income (expense)              (476)                                           (598)
                                                ------                    ------                ------

Net loss                                        (2,953)                      942                (2,133)
                                                ======                    ======                ======

3. These adjustments reflect the removal of the results of operations achieved from the assets that were transferred to the JV. The pro forma results of operations of the Company reflect the Company's share (51%) of the pro forma loss of the JV as if the JV was in effect as of the beginning of 2001, interest expense from the notes payable issued to CRC and operating expenses of the Company for part time management, insurance, annual professional fees and other costs to fulfill the requirements as a public company.

        (c) Exhibits.

2.1 Contribution Agreement dated as of August 6, 2001 by and between E-Sync Networks, Inc. and CRC, Inc. (incorporated by reference to
      Exhibit 2.1 to E-Sync Networks, Inc.'s Form 8-K dated August 10, 2001).



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ESNI, INC.


Date:  April 29, 2002            By:  /s/ Michael A. Clark
                                       -----------------------------------------
                                       Michael A. Clark
                                       President & COO